CRM Mutual Fund Trust

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM GLOBAL OPPORTUNITY FUND

CRM INTERNATIONAL OPPORTUNITY FUND

Institutional and Investor Shares

Supplement Dated May 16, 2011

to the Statement of Additional Information

Dated October 28, 2010

The following information supplements the disclosure in the first paragraph of the section titled “Investment Advisory and Other Services—Adviser” in the Statement of Additional Information:

Effective May 16, 2011, Wilmington Trust Corporation (“Wilmington Trust”), which has an equity interest in CRM through its wholly-owned subsidiary WT Investments, Inc., merged with and into M&T Bank Corporation. As a result of the merger, Wilmington Trust is a wholly-owned subsidiary of M&T Bank Corporation.